[TIFF LOGO]

                      TIFF INVESTMENT PROGRAM, INC. (TIP)
                        SUPPLEMENT DATED MARCH 31, 2003
     TO THE PROSPECTUS DATED MAY 1, 2002, AS REVISED ON SEPTEMBER 17, 2002


TIFF GOVERNMENT BOND INDEX FUND

* NAME CHANGE. The TIFF Government Bond Index Fund has been renamed the TIFF Government Bond Fund. All references to the fund in the prospectus are revised to reflect the new name.

* MONEY MANAGER CHANGE. Smith Breeden Associates, Inc. replaced SSgA Funds Management Inc. as money manager for the TIFF Government Bond Fund. The third paragraph in the left-hand column on page 24 is replaced with the following:

          Smith Breeden Associates, Inc. (100 Europa Drive, Suite 200, Chapel Hill, NC 27517) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 85 basis points and a fulcrum fee of 48 basis points. The portfolio must earn 218 basis points over the return of the SSB 10-year US Treasury Index in order for the manager to earn the fulcrum fee. Timothy D. Rowe (principal) has been a portfolio manager with Smith Breeden since 1988 and has managed assets for TIP since 1996.

* OBJECTIVE AND INVESTMENT POLICIES CHANGES. TIP's board of directors has approved certain changes to the fund's investment objective, policies, and restrictions. As a result, the prospectus is revised as described below.

     The fund summary on page 10 is replaced with the following:

     TIFF Government Bond Fund

     INVESTMENT OBJECTIVE. The fund's investment objective is to attain as high a rate of current income as is consistent with maintaining liquidity and to provide a hedge against deflation-induced declines in common stock prices and dividend streams.

     PERFORMANCE BENCHMARK. The fund seeks to attain a total return, over time, that approximates that of the Salomon Smith Barney 10-year US Treasury Index.

     PRINCIPAL INVESTMENT STRATEGIES. Ordinarily, the fund invests at least 80% of its net assets in securities that are issued or guaranteed as to the payment of principal or interest by the United States government or its agencies or instrumentalities. The fund's manager, Smith Breeden Associates, Inc. employs active management techniques in an effort to generate total returns net of all fees and expenses that, over rolling 12-month time periods, approximate as closely as possible the benchmark's total return. While eschewing interest rate forecasting, the manager employs a variety of techniques, including the selection and active trading of bonds carrying the full faith and credit of the United States plus other high grade bonds and bond futures contracts. Given its carefully defined aim of generating gross excess returns (relative to the benchmark) sufficient to offset fund expenses, the fund's assets will be fully invested in bonds or bond futures contracts at all times. The fund may also enter into reverse repurchase agreement transactions, which involve the sale of a security by the fund to another party (generally a bank or dealer) in return for cash and an agreement by the fund to buy the security back at a specified price and time.

     PRINCIPAL RISKS. A loss of invested assets could occur due to certain risks. These include:

               derivatives risk                prepayment/extension risk
               interest rate risk              reverse repurchase agreement risk
               market risk


* GENERAL RISKS. Tracking Risk does not apply to the Government Bond Fund (see "General Risks" on page 12 of the prospectus) and the following disclosure of the risk of reverse repurchase agreement is added:

          REVERSE REPURCHASE RISK. Reverse repurchase agreements are considered a form of borrowing by the fund and therefore are a form of leverage. Leverage may cause any gains or losses of the fund to be magnified. The fund will maintain a segregated account in connection with outstanding reverse repurchase agreements. [Government Bond Fund]


* FEES AND EXPENSES. The information regarding the fees and expenses that a member may pay when buying or holding shares of the Government Bond Fund (shown on page 16 of the prospectus) is replaced with the following:


                            SHAREHOLDER FEES                            ANNUAL OPERATING EXPENSES[1]
                        (paid directly from the                                (expenses that are
                        shareholder's investment)                           deducted from fund assets)

                     SALES LOADS       TRANSACTION CHARGES                Management         Other             Total
                                          PAID TO FUNDS                   Fees[2]           Expenses[3]


                         None                  None                       0.46%               0.29%            0.75%

[1] FAI and the fund's money manager, administrator, custodian, and transfer agent have agreed to waive their fees to the extent necessary to limit the total operating expenses for at least the first three months of the fund's operations to 0.40% of average net assets. These waivers are voluntary and may be modified or discontinued at any time.
[2] MANAGEMENT FEES. The management fees listed above include advisory fees and fees of the money manager of the fund. The money manager is compensated on a performance-based fee schedule, and therefore these fees will vary over time depending on the performance of the fund. These fees are deducted from fund assets and are expressed as a percentage of average net assets. For further discussion of money manager fees, please see the section of the Statement of Additional Information entitled Performance-Based Fees for Money Managers.
[3] OTHER EXPENSES. This category includes administration fees, custody fees, legal, audit, and other miscellaneous fund expenses. These expenses are deducted from fund assets and are expressed as a percentage of average net assets. Other expenses are based on estimates for the current fiscal year.


EXAMPLE. This example is intended to help members compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that one invests $10,000 in a fund for the time periods indicated. The example also assumes that the investment has a 5% return each year, the fund's operating expenses remain the same, and all dividends and distributions are reinvested. Actual costs may be higher or lower.

EXPENSES PER $10,000 INVESTMENT

             ONE YEAR                         THREE YEARS

      With          No redemption        With          No redemption
      Redemption    at end of            Redemption    at end of
      at end of     period               at end of     period
      period                             period
      $77           $77                  $240          $240

* MONEY MANAGER AGREEMENTS. The information regarding the Government Bond Fund in the third paragraph in the left-hand column on page 16 of the prospectus under "MANAGEMENT AND ADMINISTRATION OF THE MUTUAL FUNDS - MONEY MANAGERS - MONEY MANAGER AGREEMENTS" is replaced with the following:

          The Government Bond Fund did not operate during the fiscal year ended December 31, 2002, therefore, no management fees were paid. The management fees paid to the money manager will entail a performance-based fee.

TIFF MULTI-ASSET FUND

*    MONEY  MANAGER  CHANGE.  Smith  Breeden  Associates,   Inc.  replaces  Seix
     Investment Advisors, Inc. as a money manager for the TIFF Multi-Asset Fund. As a result of this change:

          The fifth paragraph in the left-hand column on page 5 is replaced with the following:

               Smith Breeden Associates, Inc. does not engage in interest rate forecasting, but employs a variety of techniques, including the selection and active trading of bonds carrying the full faith and credit of the United States plus other high grade bonds and bond futures contracts. In addition, Smith Breeden employs a buy-and-hold strategy with respect to Treasury inflation protected securities.

          The fourth paragraph in the left-hand column on page 22 under "MONEY MANAGER FEE ARRANGEMENTS AND PORTFOLIO MANAGERS - MULTI-ASSET FUND" is replaced with the following:

               Smith Breeden Associates, Inc. (100 Europa Drive, Suite 200, Chapel Hill, NC 27517) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 85 basis points and a fulcrum fee of 48 basis points. The portfolio must earn 205 basis points over the return of a weighted average of the 10-Year US Treasury Inflation Protected Security and the SSB 10-Year Treasury Index in order for the manager to earn the fulcrum fee. Timothy D. Rowe (principal) has been a portfolio manager with Smith Breeden since 1988 and has managed assets for TIP since 1996.

The information shown on page 16 of the prospectus regarding the annual operating expenses for the Multi-Asset Fund is revised as shown below. [The fees and Expenses have been restated to reflect fees and expenses incurred as of December 31, 2002.] The information regarding shareholder fees remains unchanged.

         Management Fees: 0.52%     Other Expenses:  0.32%       Total:  0.85%

The example intended to help members compare the cost of investing in the Multi-Asset Fund with the cost of investing in other mutual funds is revised as follows:

EXPENSES PER $10,000 INVESTMENT

       ONE YEAR                         THREE YEARS                         FIVE YEARS                          TEN YEARS

With          No redemption        With          No redemption        With          No redemption        With          No redemption
Redemption    at end of            Redemption    at end of            redemption    at end of            redemption    at end of
at end of     period               at end of     period               at end of     period               at end of     period
period                             period                             period                             period
$188          $136                 $376          $320                 $580          $519                 $1168         $1094

* BENCHMARK CHANGE. Effective January 1, 2003, the table appearing after the third paragraph on page 4 is deleted and replaced with the following:

ASSET CLASS                          WEIGHT               BENCHMARK
US Stocks                             23%                 Wilshire 5000 Stock Index

Foreign Stocks                        23%                 MSCI All Country World Free ex US Index

Absolute Return Strategies            20%                 3-month Treasury bills plus 5% per annum

Resource-Related Stocks                7%                 Resource-related sectors of MSCI World Index
                                                          50%  Energy
                                                          30%  Metals and Mining
                                                          20%  Paper and Forest Products

Inflation-Linked Bonds                13%                 10-year US Treasury Inflation Protected Security

US Bonds                               8%                 10-year US Treasury Bond

High Yield Bonds                       3%                 ML US High Yield Constrained Index

REITs                                  3%                 Morgan Stanley REIT Index

Note: The self-constructed Multi-Asset Fund Benchmark has changed five times since the TIFF Multi- Asset Fund's inception in order to reflect the directors' evolving thinking on appropriate asset allocation targets. On January 1, 1998, the Foreign Stock segment was reduced from 30% to 25% of the benchmark and the Absolute Return segment was increased from 15% to 20%. On October 1, 1999, the Resource-Related segment was reduced from 10% to 5%, Foreign Bonds were eliminated, US Bonds increased from 15% to 20% and Inflation-Linked Bonds were added to the benchmark at a 5% weight. On January 2, 2001, the US Bonds segment of the benchmark was decreased from 20% to 15% and Inflation-Linked Bonds were increased from 5% to 10%. On July 31, 2002, the Inflation-Linked Bonds segment of the benchmark was increased from 10% to 15% and US Bonds were decreased from 15% to 10%. On January 1, 2003 the US Stocks segment of the benchmark was decreased from 25% to 23%, the Foreign Stocks segment of the benchmark was decreased from 25% to 23%, the Inflation-Linked Bonds segment of the benchmark was decreased from 15% to 13%, the Resource-Related Stocks segment of the benchmark was increased from 5% to 7%, the US Bonds segment of the benchmark was decreased from 10% to 8%, the High Yield Bonds segment was added to the benchmark at 3% and the REITs segment was added to the benchmark at 3%.


* PORTFOLIO MANAGER CHANGE FOR WELLINGTON MANAGEMENT COMPANY, LLP. James A. Bevilacqua replaces Ernest H. von Metzch as portfolio manager. Mr. Bevilacqua has been a portfolio manager with Wellington since 1998 and has been with Wellington since 1994 as an analyst.

*    ADDITIONAL COMMINGLED  INVESTMENT VEHICLE.  Maverick Capital, Ltd. (Dallas,
     TX) is a manager that uses a bottom-up approach to selecting equity and equity-related securities and takes both long and short positions. Maverick Fund USA Ltd. invests globally, although the largest fraction of the portfolio is in US stocks. It may also invest in private placements, convertible debt, and other securities.

     Leslie S. Ainslie III (portfolio manager) joined Maverick in 1993. Prior to that, he served as a managing director of Tiger Management Corporation.


TIFF INTERNATIONAL EQUITY FUND

* CHANGE TO MONEY MANAGER FEE ARRANGEMENTS. The following replaces the disclosure on page 22 of the prospectus regarding the money manager fee arrangement for Delaware International Advisers Ltd.:

          Delaware International Advisers Ltd. (80 Cheapside, 3rd Floor, London, England EC2V 6EE) is compensated based on assets. The manager receives an amount not to exceed 0.550% per year on the first $50 million in assets, 0.385% on the next $50 million and 0.330% on amounts above $100 million. Hamish O. Parker has been a portfolio manager with Delaware since 1990 and has managed assets for the fund since 1994.


          The information shown on page 16 of the prospectus regarding the annual operating expenses for the International Equity Fund is revised as shown below. [The fees and expenses have been restated to reflect fees and expenses incurred as of December 31, 2002.]

             Management Fees:  0.97%   Other Expenses:  0.42%     Total:  1.39%

          The example intended to help members compare the cost of investing in the International Equity Fund with the cost of investing in other mutual funds is revised as follows:

EXPENSES PER $10,000 INVESTMENT

       ONE YEAR                         THREE YEARS                         FIVE YEARS                          TEN YEARS

With          No redemption        With          No redemption        With          No redemption        With          No redemption
Redemption    at end of            Redemption    at end of            redemption    at end of            redemption    at end of
at end of     period               at end of     period               at end of     period               at end of     period
period                             period                             period                             period
$293          $215                 $595          $512                 $919          $830                 $1837         $1731

TIFF US EQUITY FUND

* MONEY MANAGER TERMINATION. Effective January 3, 2003 Sit Investment Associates, Inc. has been terminated as money manager to TIFF US Equity Fund and all references to the firm in the prospectus are deleted.

TIFF BOND FUND

* LIQUIDATION. TIP's board of directors has approved the liquidation of the TIFF Bond Fund on or about March 31, 2003. 1